                                                                     Exhibit 21

                                    TXU CORP.
                              SUBSIDIARY HIERARCHY

                               Effective 12-31-02

                                                                                State or Country
                                                                                of Incorporation
TXU Corp.                                                                            Texas
     TXU US Holdings Company                                                         Texas
       Oncor Electric Delivery Company                                               Texas
            TXU Transition Bond Company LLC                                         Delaware
            TXU Electric Capital I                                                  Delaware
            TXU Electric Capital II                                                 Delaware
            TXU Electric Capital III                                                Delaware
            TXU Electric Capital IV                                                 Delaware
            TXU Electric Capital V                                                  Delaware
            TXU Electric Capital VI                                                 Delaware
            TXU Electric Capital VII                                                Delaware
            TXU Electric Capital VIII                                               Delaware
     TXU Energy Holdings Company                                                     Texas
         TXU Energy Company LLC (1)                                                 Delaware
            TXU Energy Retail Management Company LLC                                Delaware
            TXU Energy Retail Investment Company LLC                                Delaware
               TXU Energy Retail Company LP                                           Texas
            TXU Energy Solutions Management Company LLC                             Delaware
            TXU Energy Solutions Investment Company LLC                             Delaware
               TXU Energy Solutions Company LP                                        Texas
                   TXU Chilled Water Solutions Company                                Texas
                   TXU SEM Company                                                  Delaware
                   MyHomeKey.com, Inc. (2)                                          Delaware
                   Pantellos Corporation (3)                                        Delaware
            TXU SESCO Company LLC                                                     Texas
               TXU SESCO Energy Services Company                                      Texas
            TXU Energy Trading Management Company LLC                               Delaware
            TXU Energy Trading Investment Company LLC                               Delaware
               TXU Energy Trading Company LP                                          Texas
                   TXU Energy Trading (California) Company                            Texas
                   TXU Energy Trading Canada Limited                                  Canada
                   TXU Energy Trading (Canada) Company                                Texas
                   TXU Energy Gas Management Company                                  Texas
                   TXU ET Services Company                                            Texas
                  Energetica de Mexico, S.A. de C.V.  (4)                             Mexico
                  Servicios de Energetica de Mexico, S.A. de C.V. (4)                 Mexico
            TXU Mining Management Company LLC                                        Delaware
            TXU Mining Investment Company LLC                                        Delaware
                  TXU Mining Company LP                                                Texas
            TXU Big Brown Mining Management Company LLC                              Delaware
            TXU Big Brown Mining Investment Company LLC                              Delaware
                  TXU Big Brown Mining Company LP                                      Texas
            TXU Fuel Company                                                           Texas

          TXU Generation Holdings Company                                             Delaware
                TXU Generation Management Company LLC                                 Delaware
                TXU Generation Investment Company LLC                                 Delaware
                   TXU Generation Company LP                                            Texas
                TXU Big Brown Management Company LLC                                  Delaware
                TXU Big Brown Investment Company LLC                                  Delaware
                   TXU Big Brown Company LP                                             Texas
                TXU Big Brown Lignite Management Company LLC                          Delaware
                TXU Big Brown Lignite Investment Company LLC                          Delaware
                   TXU Big Brown Lignite Company LP                                    Texas
                TXU DeCordova Management Company LLC                                  Delaware
                TXU DeCordova Investment Company LLC                                  Delaware
                   TXU DeCordova Company LP                                            Texas
                TXU Handley Management Company LLC                                    Delaware
                TXU Handley Investment Company LLC                                    Delaware
                   TXU Handley Company LP                                               Texas
                TXU Mountain Creek Management Company LLC                             Delaware
                TXU Mountain Creek Investment Company LLC                             Delaware
                   TXU Mountain Creek Company LP                                        Texas
                TXU Tradinghouse Management Company LLC                               Delaware
                TXU Tradinghouse Investment Company LLC                               Delaware
                   TXU Tradinghouse Company LP                                          Texas
                TXU Generation Services Company                                         Texas
                TXU Pedricktown Management Company LLC                                Delaware
                TXU Pedricktown Investment Company LLC                                Delaware
                  TXU Pedricktown Retail Company LLC                                  Delaware
                  TXU Pedricktown Cogeneration Company LP                             Delaware
     TXU Energy Industries Company                                                      Texas
         TXU Holdings Company                                                         Delaware
          Communications License Holdings I, Inc                                        Texas
         TXU Investment Company                                                         Texas
          Pinnacle One GP, LLC (5)                                                    Delaware
            Pinnacle One Partners, L.P. (6)                                           Delaware
               Pinnacle I, Inc.                                                       Delaware
               TXU Communications Ventures Company                                    Delaware
                  TXU Communications Services Company                                   Texas
                  TXU Communications Telephone Company                                  Texas
                  TXU Communications Telecom Services Company                           Texas
                  TXU Communications Transport Company                                  Texas
                     East Texas Fiber Line, Inc. (7)                                    Texas
                  Fort Bend Telephone Company                                           Texas
                     Fort Bend Cellular, Inc.                                           Texas
                  Fort Bend Long Distance Company                                       Texas
                  Fort Bend Wireless Company                                            Texas
                  TelCon, Inc.                                                        Minnesota
                  FBCIP, INC.                                                           Texas
         TXU Properties Company                                                         Texas
         Basic Resources Inc.                                                           Texas
         Chaco Energy Company                                                        New Mexico

        TXU Development Company                                                               Texas
              EDC Four Inc. (8)                                                              Delaware
                   Encogen Four Partners, L.P. (9)                                           Delaware
              EDC Northwest Cogeneration, Inc.                                               Delaware
              EIL India, L.L.C. (10)                                                           Texas
              Ensat Northwest Cogeneration Company (11)                                        Texas
                   Electron Fees, Inc.                                                         Texas
               Enserch Development Corporation Hamakua, Inc.                                   Texas
               Enserch International Ltd.                                                 Cayman Islands
                   Enserch International Meishan Ltd.                                     Cayman Islands
                   Enserch International Shenmu Ltd.                                      Cayman Islands
         National Pipeline Company                                                             Texas
              Enserch de Mexico S.A. de C.V. (12)                                              Mexico
                  Enserch de Monterrey S. A. de C. V. (13)                                     Mexico
                      Compania Mexicana de Gas S.A. de C.V. (14)                               Mexico
     TXU Gas Company                                                                           Texas
         TXU Gas Distribution Company (an unincorporated division)
         TXU Lone Star Pipeline (an unincorporated division)
         TXU Processing Company                                                              Delaware
         ENS Holdings I, Inc.                                                                  Texas
         ENS Holdings II, Inc.                                                                 Texas
         TXU Vermont Insurance Company                                                        Vermont
         ENSERCH E&C Holdings, Inc.                                                            Nevada
              Ebasco Services of Canada Limited                                                Canada
              ENSERCH E&C, Inc.                                                                Nevada
         Enserch Finance (II), Inc.                                                            Texas
         Enserch Finance N.V.                                                             Netherlands Antilles
         Enserch House, Inc.                                                                   Texas
         TXU Receivables Company                                                             Delaware
         Oncor Utility Solutions (Texas) Company                                               Texas
         Oncor Utility Solutions (North America) Company                                       Texas
         Lone Star Energy Services Inc.                                                        Texas
         LS Energy, Inc.                                                                       Texas
         Lone Star Gas Company of Texas, Inc.                                                  Texas
         Enserch International Investments Limited                                           Delaware
         Humphreys & Glasgow Limited                                                       United Kingdom
     TXU Business Services Company                                                             Texas

     TXU Finance (No. 2) Holdings Company                                                  Cayman Islands
     TXU United Kingdom Holdings Company                                                     Delaware
         TXU Australia (No. 1) Holdings Company                                              Delaware
         TXU Australia (No. 2) Holdings Company                                              Delaware
          TXU Finance (No. 1) Holdings Company                                               Delaware
             TXU International Holdings Limited (15)                                       United Kingdom
              TXU Finance (No. 3) Limited                                                  United Kingdom
                TXU Europe Limited*                                                        United Kingdom
                  TXU Eastern Finance (A) Limited                                          United Kingdom
                  TXU Eastern Finance (B) Limited                                          United Kingdom
                      TXU Eastern Funding Company (16)                                     United Kingdom

                  TXU Europe CP, Inc.                                                                   Delaware
                      TXU Europe Capital I                                                              Delaware
                  TXU Europe Funding I, L.P. (17)                                                       Delaware
                  TXU Finance (No. 2) Limited (18)                                                    United Kingdom
                      TXU Europe (Spanish Holdings) Limited                                           United Kingdom
                           TXU Europe (Espana) S.L.                                                       Spain
                      TXU Acquisitions Limited*                                                       United Kingdom
                           The Energy Group Limited*                                                  United Kingdom
                               Energy Holdings (No. 2) Limited                                        United Kingdom
                                 Consolidated Gold Fields Limited **                                  United Kingdom
                                    Anglo-French Exploration Company Limited                          United Kingdom
                                    CGF Investments Limited                                           United Kingdom
                                    Energy Group International Limited (The)                          United Kingdom
                                    Exploration Ventures Limited (19)                                 United Kingdom
                                    Exven Limited (20)                                                United Kingdom
                                    Global Energy Finance LLC                                            Delaware
                                    Gold Fields Industrial Holdings Limited                           United Kingdom
                                    Gold Fields Mining & Industrial Limited (21)                      United Kingdom
                                        Angbur Investment Trust Limited                               United Kingdom
                                            Rose, Lloyd & Co. Limited (22)                            United Kingdom
                                        Mining & Industrial Holdings Limited                          United Kingdom
                                    Gold Fields Rhodesian Development Company Limited                 United Kingdom
                                    Minven Minerals Limited (23)                                      United Kingdom
                                    New Consolidated Gold Fields Limited                              United Kingdom
                                    Peabody Resources (UK) Limited                                    United Kingdom
                                        Gold Fields Resources Limited (24)                            United Kingdom
                                        Gold Fields Industrial Limited                                United Kingdom
                                        Interbronze Limited                                           United Kingdom
                                            C. Tennant Leasing Limited                                United Kingdom
                                            C. Tennant, Sons & Company Limited                        United Kingdom
                                                 Tennant Trading Limited                              United Kingdom
                                            Tennant Security Limited                                  United Kingdom
                                        Gold Fields Mahd Adh Dhahab Limited                           United Kingdom
                                    Whitby Potash Limited                                             United Kingdom
                               TXU Europe Group plc*                                                  United Kingdom
                                    TXU Europe (Blade No. 2) Limited                                  United Kingdom
                                        TXU Europe (Blade) Limited                                    United Kingdom
                                    TXU Germany Limited                                               United Kingdom
                                        Stadtwerke Kiel AG (25)                                           Germany
                                           24 Sieben Thermopower Gmbh (26)                                Germany
                                            24 Sieben Gmbh                                                Germany
                                            24 Sieben Verwaltungsgesellschaft, Gmbh                       Germany
                                            24 Sieben Warnk-Private Gmbh                                  Germany
                                            Energiesysteme Nord Gmbh (27)                                 Germany
                                            Gemeinschaftskraftwerk Kiel Gmbh (28)                         Germany
                                            Kieler Unweltentsorgungs Services Gmbh (29)                   Germany
                                            Stadtwerke Kiel Tiedmann Entsorgung (30)                      Germany
                                            Kommunaler Windenergie Park Schleswig (31)                    Germany
                                            Kielnet Gmbh-Geseusehaft Fur (32)                             Germany

                            SW Kiel Netz GmbH                                                             Germany
                            SW Kiel Service GmbH                                                          Germany
                      TXU (UK) Holdings Limited                                                        United Kingdom
                          Energy Holdings (No.6) Limited                                               United Kingdom
                          TXU Europe Power Limited*                                                    United Kingdom
                            Eastern Electricity Holdings Limited                                       United Kingdom
                          TXU Europe Energy Trading Limited*                                           United Kingdom
                           TXU UK Limited*                                                             United Kingdom
                             Speechnet Limited                                                         United Kingdom
                               Ashford Telecommunications Limited                                      United Kingdom
                               Bath Telecommunications Limited                                         United Kingdom
                               Berkshire Telecommunications Limited                                    United Kingdom
                               Buckinghamshire Telecommunications Limited                              United Kingdom
                               Canterbury Telecommunications Limited                                   United Kingdom
                               Folkstone Telecommunications Limited                                    United Kingdom
                               Guildford Telecommunications Limited                                    United Kingdom
                               Hampshire Telecommunications Limited                                    United Kingdom
                               Hertfordshire Telecommunications Limited                                United Kingdom
                               Maidstone Telecommunications Limited                                    United Kingdom
                               Oxford Telecommunications Limited                                       United Kingdom
                               Reading Telecommunications Limited                                      United Kingdom
                               Reigate Telecommunications Limited                                      United Kingdom
                               Sevenoaks Telecommunications Limited                                    United Kingdom
                               TXU Europe (AH Telecoms) Limited                                        United Kingdom
                               Winchester Telecommunications Limited                                   United Kingdom
                          TXU Direct Sales Limited                                                     United Kingdom
                            Norweb Energi Limited**                                                    United Kingdom
                            The Prudent Student.com Limited                                            United Kingdom
                            Life Essentials Limited                                                    United Kingdom
                            Master Registration Agreement Services (33)                                United Kingdom
                            E Gas Limited                                                              United Kingdom
                          Ecopower Trust Limited                                                       United Kingdom
                          Aspclear Limited                                                             United Kingdom
                      Eastern Group Share Scheme Trustees Limited                                      United Kingdom
                      F.W. Cook (Mechanical Services) Limited                                          United Kingdom
                      Star Security (U.K.) Limited                                                     United Kingdom
                      Eastern Group Insurance Services Limited                                           Isle of Man
                      Eastern Corporate Insurance Limited                                                Isle of Man
                      Eastern Generation Poland Sp. z.o.o.**                                                Poland
                      Zamosc Energy Company Sp. z o.o. (34)                                                 Poland
                      Synergia Trading S.A.                                                                  Spain
                      Eastern Norge Kobbelv A.S.                                                            Norway
                      Eastern Norge Svartisen A.S.                                                          Norway
                      Web Power Limited                                                                    Mauritius
                      TXU Europe Property Limited                                                      United Kingdom
                      Eastern Group Finance Limited                                                    United Kingdom
                      TXU Europe Leasing (4) Limited                                                   United Kingdom
                      TXU Europe Leasing (5) Limited                                                   United Kingdom
                      Eastern Private Network Management Limited                                       United Kingdom
                      TXU Europe Overseas Finance Limited                                              United Kingdom


                        TXU (PT1) Limited                                                             United Kingdom
                        TXU Finland Holdings Limited                                                  United Kingdom
                           Eastern PFS 8 Limited                                                      United Kingdom
                           Atro Oy (35)                                                                  Finland
                              Kymppiovoima Oy (36)                                                       Finland
                              Savon Energia Oy                                                           Finland
                              Savon Voima Oy                                                             Finland
                              Termia Oy                                                                  Finland
                              Kymppivoima Tuotanto Oy (37)                                               Finland
                              Oy Vesirakentaja (38)                                                      Finland
                              Voimapuhelin Maja Oy (39)                                                  Finland
                              Ita-Suomen Energia Oy (40)                                                 Finland
                       Logicalform Limited                                                           United Kingdom
                       TXU Nordic Energy Oy ("PVO") (41)                                                 Finland
                          Consumer Electricity A. S.                                                     Norway
                            Forbrukerkraft A. S.                                                         Norway
                            Industr. Og Forbrukerklaft A. S.                                             Norway
                          TXU Nordic Holdings Limited                                               United Kingdom
                          Pohjolan Voima Oy (42)                                                        Finland
                            PVO-Huippuvoima Oy                                                          Finland
                            PVO-Vesivoima Oy                                                            Finland
                              Lanis-Suomen Voima Oy (43)                                                Finland
                              Tornionlaakson Voima Oy (44)                                              Finland
                              Voimalohi Oy (45)                                                         Finland
                            Fingrid Oy (46)                                                             Finland
                            Mussalon Voima Oy                                                           Finland
                            Veitsiluodon Voima Oy                                                       Finland
                            Oulun Voima Oy                                                              Finland
                            Teollisuuden Voima Oy (47)                                                  Finland
                              Posiva Oy    (47a)                                                        Finland
                              Olkiluodon Vesi Oy                                                        Finland
                              Perusvoima Oy                                                             Finland
                              Polartest Oy (48)                                                         Finland
                              Radtek Oy (49)                                                            Finland
                              TVO Nuclear Services Oy                                                   Finland
                            Karmijarven Voima Oy                                                        Finland
                            Oy Alholmens Kraft Ab (50)                                                  Finland
                            PVO-Lampovoima Oy                                                           Finland
                              Vaskiluodon Voima Oy (51)                                                 Finland
                              Nokian Lampovoima Oy (52)                                                 Finland
                              Tahkuluodon Polttooljy Oy (53)                                            Finland
                              Kiiateisto Oy Voimalinja Fastighets Ab                                    Finland
                            Jamsankosken Voima Oy                                                       Finland
                            Kymin Voima Oy (54)                                                         Finland
                            Jarvi-Suomen Voima Oy (55)                                                  Finland
                            PVO-Innopower Oy (56)                                                       Finland
                            Kokkolan Voima Oy                                                           Finland
                            Raahen Voima Oy (57)                                                        Finland
                            PVO-Pool Oy                                                                 Finland
                            PVO-Voimaverkko Oy                                                          Finland

                                                 Rouhialan Voimansiirto Oy                                Finland
                                                 Powest Oy (58)                                           Finland
                                                     Power-IT Oy  Finland
                                                     Lansi-Suomen Yhteiskarytto Oy                        Finland
                                                     Suomen Voimatekniikka (59)                           Finland
                                                     Power-OM Oy  Finland
                                                     Fincopower Oy (60)                                   Finland
                                                     Power-Deriva Oy (61)                                 Finland
                                                     Esti Electrivorkude Ehituse AS (62)                  Finland
                                                     Ramse Consulting Oy (63)                             Finland
                                                          Power Contractor Oy                             Finland
                                                          Hicon OyFinland
                                                     PVO Engineering Oy                                   Finland
                                                          Winwind Oy (64)                                 Finland
                                                              PVO-Engineering Eesti Oy                    Finland
                                                              Powertechnics Oy                            Finland
                                          TXU Europe Power Limited United Kingdom
                                            Anglian Power Generators Limited                          United Kingdom
                                            Stallingborough CHP Limited                               United Kingdom
                                            Drakmarn Staff Limited                                    United Kingdom
                                            TXU Europe (Partington) Limited                           United Kingdom
                                            TXU Europe Power Development Limited                      United Kingdom
                                            TXU Europe Power Research Limited                         United Kingdom
                                            TXU Europe Merchant Generation Limited**                  United Kingdom
                                            TXU Europe Merchant Properties Limited**                  United Kingdom
                                            Peterborough Power Limited                                United Kingdom
                                            Shotton Combined Heat and Power Limited*                  United Kingdom
                                            Barking Power Limited (65)                                United Kingdom
                                            TXU Europe Renewable Generation Limited**                 United Kingdom
                                            TXU Europe Power Production Services Limited              United Kingdom
                                            TXU Europe Power Services Limited                         United Kingdom
                                            Nedalo BV**                                                 Netherlands
                                            Nedalo (UK) Limited                                       United Kingdom
                                       TXU UK Limited* (66)                                           United Kingdom
                                        TXU Europe Energy Trading Limited                             United Kingdom
                                          TXU Europe (Ten) Limited                                    United Kingdom
                                            Precis (2264) Limited                                     United Kingdom
                                               TXU Europe (AHG Shipping Services) Limited             United Kingdom
                                            TXU Europe Natural Gas (Trading) Limited                  United Kingdom
                                            TXU Europe Energy Trading BV*                               Netherlands
                                                 TXU Europe Ireland I                                   Netherlands
                                                 TXU Europe German Finance BV                           Netherlands
                                                 TXU Europe Energy Trading (UK) Limited               United Kingdom
                                                 TXU Europe Energy Trading (Deutschland) GmbH             Germany
                                                 TXU Europe (Deutschland Beteiligung) Gmbh                Germany
                                                    ARES Energie-Direkt GmbH                              Germany
                                                 TXU Europe Energy Trading (Nederland) BV               Netherlands
                                                   TXU Stadtwerke Holdings Gmbh & Co.KG                   Germany
                                                       TXU Stadtwerke Beteiligung Gmbh                    Germany


                                                          Braudschweiger Versorgungs AG                   Germany
                                                           Braudschweiger Communication
                                                                                Gmbh (67)                 Germany
                                                          Energienetze Braudschweig Gmbh (68)             Germany
                                                          Germeinschaftkraftwerk Hanover
                                                                 Braudschweig Menrun Gmbh (69)            Germany
                                                          Kraftwerk Menrun Gmbh (70)                      Germany
                                                          Uberlandwerk Braunschweig Gmbh (71)             Germany
                                                          Niedersachsische Verfrachtungs
                                                                                    Gmbh (72)             Germany
                                                          Harzwasserwerke Gmbh (73)                       Germany
                                                          Fernagas Salzgitter Gmbh (74)                   Germany
                                                 TXU Europe Energy Trading (Poland) Sp. z.o.o             Poland
                                                 TXU Europe Energy Trading (Italia) SpA (75)               Italy
                                                 Apriliasviluppo SrL                                       Spain
                                                 Parque Eolico La Carracha SL (76)                         Spain
                                                 Parque Eolico Plana de Jarreta SL (77)                    Spain
                                                     Nuevos Parques Eolicos La Muela AIE (78)              Spain
                                    TXU Europe Capital Power Limited                                  United Kingdom
                                    Arsam Limited                                                     United Kingdom
                                    Devnee Limited                                                    United Kingdom
                                    Mistibee Limited                                                  United Kingdom
                                    Montifenn Limited                                                 United Kingdom
                                    Eastern Electricity Retail Limited                                United Kingdom
                                    Budimore Limited                                                  United Kingdom
                                    Eastern Energy Management Limited                                 United Kingdom
                                    Eastern Energy Services Limited                                   United Kingdom
                                    Eastern Energy Trading Limited                                    United Kingdom
                                    Candihide Limited                                                 United Kingdom
                                    Berrell Limited                                                   United Kingdom
                                    TXU Europe Trading Limited                                        United Kingdom
                                    Secum Limited                                                     United Kingdom
                                    KCHT Limited                                                      United Kingdom
                                    Boocher Limited                                                   United Kingdom
                                    Forne Limited                                                     United Kingdom
                                    Chesleigh Limited                                                 United Kingdom
                                    Wistid Limited                                                    United Kingdom
                                    Eastern Marketing Company Limited                                 United Kingdom
                                    Bentine Limited                                                   United Kingdom
                                    TXU Energi Limited                                                United Kingdom
                                    Solway Offshore Limited                                           United Kingdom
                                    Hutchints Limited                                                 United Kingdom
                                    Ginpep Limited                                                    United Kingdom
                                    Eastern Metering Services Limited                                 United Kingdom
                                    TXU Europe Group Trustees Limited                                 United Kingdom
                                    TXU Europe Property Limited                                       United Kingdom
                                    TXU Europe Trading Limited                                        United Kingdom
                                    Eastern Group Finance Limited                                     United Kingdom
                                    Lazibe Limited                                                    United Kingdom

                                    Bertiman Limited                                                  United Kingdom
                                    Shield Collection and Recovery Services Limited                   United Kingdom
                                    Simple Heat Limited                                               United Kingdom
                                    The Energy Merchant Limited                                       United Kingdom
                                    Harlibarn Limited                                                 United Kingdom
                                    TXU Europe Managed Services                                       United Kingdom
                               Energy Group Holdings B.V.                                               Netherlands
                                    Energy Group Overseas B.V.                                          Netherlands
                          Energy Holdings (No. 3) Limited**                                           United Kingdom
                               Energy (30) Limited                                                    United Kingdom
                               Energy Trustees Limited                                                United Kingdom
                               Energy Holdings (No. 4) Limited                                        United Kingdom
                               Energy Holdings (No. 5) Limited                                        United Kingdom
                                  Energy Group Finance Limited                                        United Kingdom
                                  TEG Head Office Limited                                             United Kingdom
                                  Energy Holdings (No. 1) Limited                                     United Kingdom
                                     Major Insurance Company                                             Bermuda
                                     Alliedhike Limited                                               United Kingdom
                                     Energy Nominees Limited                                          United Kingdom
                                     Energy Resources Limited                                         United Kingdom

              TXU Australia (LP) No. 1 Limited                                                        United Kingdom
              TXU Australia (LP) No. 2 Limited                                                        United Kingdom
                  TXU Pipelines Holdings Pty. Ltd. (79)                                                  Australia
                      TXU Pipelines Pty. Ltd.                                                            Australia
                           TXU SEA Gas SPV1 Pty. Ltd.                                                    Australia
                           TXU SEA Gas SPV2 Pty. Ltd.                                                    Australia
                           Southeast AU Pty. Ltd.                                                        Australia
                           SEA Gas Partnership Pty. Ltd.                                                 Australia
              TXU Australia Holdings (AGP) Pty. Ltd.                                                     Australia
                  TXU Australia Holdings Limited Partnership (80)                                        Australia
                      TXU Australia Holdings Pty. Ltd.                                                   Australia
                           TXU Australia Pty. Ltd.                                                       Australia
                               TXU Electricity Limited                                                   Australia
                                 TXU (No. 14) Pty. Ltd.                                                  Australia
                                 TXU (No. 15) Pty Ltd                                                    Australia
                                 TXU Networks Pty. Ltd.                                                  Australia
                               TXU (No. 13) Pty. Ltd.                                                    Australia
                               Global Customer Solutions Pty. Ltd.                                       Australia
                               TXU Australia (Bairnsdale Power) Pty. Ltd.                                Australia
                               TXU Australia Services Pty. Ltd.                                          Australia
                                 TXU Share Plan Pty Ltd                                                  Australia
                               Joule Resources Pty. Ltd.                                                 Australia
                               TXU Torrens Island Pty. Ltd.                                              Australia
                               TXU (South Australia) Pty. Ltd.                                           Australia
                               TXU (No. 6) Pty. Ltd.                                                     Australia
                                 TXU Australia (Queensland) Pty. Ltd.                                    Australia
                               TXU (No. 7) Pty. Ltd.                                                     Australia

                                TXU Gas Storage Pty Ltd                                                  Australia
                             TXU MEB Holdings Pty Ltd                                                    Australia
                             TXU (No. 8) Pty. Ltd.                                                       Australia
                                TXU (No. 9) Pty. Ltd.                                                    Australia
                                  TXU Pty. Ltd.                                                          Australia
                                    TXU Home Services Pty. Ltd.                                          Australia
                                  TXU Networks (Gas) Pty. Ltd.                                           Australia
                                  TXU MEB Pty. Ltd.                                                      Australia
                                    TXU VN Pty Ltd                                                       Australia
                                      Victoria Networks Pty Ltd                                          Australia
                           TXU (No. 12) Pty. Ltd.                                                        Australia

---------------------------
*    In administration proceedings
**   In liquidation proceedings
(1)  99% owned by TXU US Holdings Company, 1% owned by TXU Energy Holdings
     Company
(2)  16.1% owned by TXU Energy Solutions Company LP
(3)  5.389% owned by TXU Energy Solutions Company LP
(4)  Joint venture with Gas de
     France ("GDF"). In order for GDF to consolidate its Mexico entities for tax purposes, GDF owns one more share than TXU Energy Trading Company LP ("Trading") in each of the companies. The result is they own 50% plus a small fraction of a percent more than Trading
(5)  50% Class B Membership owned by TXU Investment Company
(6) 49.75% limited partnership interest owned by TXU Investment Company, .5% general partnership interest owned by Pinnacle One GP, LLC
(7)  63% owned by TXU Communications Transport Company
(8)  50% owned by TXU Development Company
(9)  1% general partnership interest owned by TXU Development Company
(10) 40% owned by TXU Development Company
(11) 49% owned by TXU Development Company
(12) 99% owned by National Pipeline Company and 1% owned by TXU Development Company
(13) 99.99% owned by Enserch de Mexico S.A. de C.V. and .01% owned by TXU Development Company
(14) 60% owned by Enserch de Monterrey S.A. de C.V.
(15) 85% owned by TU United Kingdom Holdings, Inc. and 15% owned by TXU
     Finance (No. 1) Holdings Company
(16) 50% owned by TXU Eastern Finance (A) Limited and 50% owned by TXU Eastern Finance (B)Limited
(17) Owned 15% by TXU Europe Ltd., and 85% by TXU Europe Capital 1)
(18) 90% owned by TXU Europe Limited and 10% owned by TXU Finance (No. 2) Holdings Company
(19) 50% owned by Energy Holdings (No. 2) Limited
(20) Owned 76% by Energy Holdings (No. 2) Limited and 24% by Consolidated God Fields)
(21) 70% owned by Energy Holdings (No. 2) Limited
(22) 50% owned by Angbur Investment Trust Limited and 50% owned by Gold Fields Mining & Industrial Limited
(23) 30% owned by Energy Holdings (No. 2) Limited
(24) 80% owned by Energy Holdings (No. 2) Limited and 20% owned by Peabody Resources (UK) Limited
(25) 51% owned by TXU Germany Limited
(26) 51% owned by TXU Germany Limited
(27) 25% owned by TXU Germany Limited
(28) 50% owned by TXU Germany Limited
(29) 50% owned by TXU Germany Limited

(30) 50% owned by TXU Germany Limited
(31) 20% owned by TXU Germany Limited
(32) 50% owned by TXU Germany Limited
(33) 11% owned by TXU UK Limited
(34) 49% owned by TXU Europe Group plc.
(35) 45% owned by TXU Finland Holdings Limited
(36) 30.87% owned by Atro Oyj
(37) 25.95% owned by Atro Oyj
(38) 24.5% owned by Atro Oyj
(39) 25% owned by Savon Voima Oyj
(40) 20.9% owned by Savon Voima Oyj
(41) 80.1% owned by TXU Europe Group. Certain subsidiaries of PVO track with the various classes of stock issued by PVO. Only the owner of the individual classes of shares are entitled to the income and power production of the subsidiary which tracks with the particular class of stock. The only entitlement which other owners have is equal distribution in the case of complete liquidation. TXU Nordi Energy owners 60.2% of the class C shares of PVO. This represents approximately 14.7% of the total of PVO. Therefore, TXU Nordic only has rights to those entities which track to the Class C shares or those entities which do not track to a specific class of shares, except in the case of liquidation
(42) 60.2% owned by TXU Nordic Energy Oy
(43) 19.9% ownership by PVO-Lansi-Soumen Voima Oy
(44) 50% ownership by PVO-Lansi-Soumen Voima Oy
(45) 50% ownership by PVO-Lansi-Soumen Voima Oy
(46) 25% owned by Pohjolan Voima Oy
(47) 57% owned by Pohjolan Voima Oy
(47a)60% owned by Teollisuuden Voima Oy
(48) 22.5% owned by Teollisuuden Voima Oy
(49) 30% owned by Teollisuuden Voima Oy
(50) 49.9% owned by Pohjolan Voima Oy
(54) 50% owned by PVO-Lampovoima Oy
(52) 80.1% owned by PVO-Lampovoima Oy
(53) 32% owned by PVO-Lampovoima Oy
(54) 76% owned by Pohjolan Voima Oy
(55) 70% owned by Pohjolan Voima Oy
(56) 63% owned by Pohjolan Voima Oy
(57) 70% owned by Pohjolan Voima Oy
(58) 77% owned by Pohjolan Voima Oy
(59) 30% owned by Powest Oy
(60) 4% owned by Powest Oy
(61) 50% owned by Powest Oy
(62) 59% owned by Powest Oy
(63) 55% owned by Powest Oy
(64) 24.9% owned by PVO Engineering Oy
(65) 13.5% owned by TXU Europe Power Limited
(66) Split ownership between Eastern Electricity Holdings and Energy Holdings (No.6) Limited
(67) 40% owned by Braudschweiger Versorgungs AG
(68) 51% owned by Braudschweiger Versorgungs AG
(69) 33% owned by Braudschweiger Versorgungs AG
(70) 17% owned by Braudschweiger Versorgungs AG
(71) 17.2% owned by Braudschweiger Versorgungs AG
(72) 5% owned by Braudschweiger Versorgungs AG

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(73) 10.1% owned by Braudschweiger Versorgungs AG
(74) 1.7% owned by Braudschweiger Versorgungs AG
(75) 99% owned by TXU Europe Energy Trading BV and 1% owned by TXU Europe Group plc.
(76) 40% owned by TXU Europe Energy Trading BV
(77) 40% owned by TXU Europe Energy Trading BV
(78) 50% owned by Parque Eolico La Carracha SL and 50% owned by Parque Eolico Plana de Jarreta SL
(79) 50% owned by TXU Australia (LP) No. 1 Limited and 50% owned by TXU Australia (LP) No. 2 Limited
(80) .05% owned by TXU Australia Holdings (AGP) Pty. Ltd., 49.75% owned by TXU Australia (LP) No. 2 Limited, and 49.75% owned by TXU Australia (LP)
      No. 1 Limited

Except as noted above, the voting stock of each subsidiary company and their subsidiaries and affiliates is wholly owned (100%) by its parent or a wholly-owned affiliate.


                                           Affiliates
                                                            State or County
                                                            of Incorporation
                                                            or Organization


Enserch SACROC Inc. (1)                                            Texas
ENS Holdings Limited Partnership (2 )                              Texas
GTE Mobilnet of South Texas, L.P. (3)                              Texas
GTE Mobilnet of Texas RSA #11, L.P. (4)                            Texas
GTE Mobilnet of Texas RSA #17, L.P. (5)                            Texas
Texas RSA #11B Limited Partnership (6)                             Texas
ICMC Power Consortium, Inc. (7)                                  New York
Barking Power Limited      (8)                                United Kingdom
EIP Holdings LLC (9)                                              Delaware
Shaanxi Shenmu Shenhua Enserch Power
 Generation LLC (10)                                               China
Master Registered Agreement Services (11)                     United Kingdom


------------------------

(1) 99.65% owned by Enserch Finance II, Inc. and 0.35% owned by ENS Holdings Limited Partnership.
(2)  Limited Partnership: ENS Holdings II, Inc. (99%) and
     ENS Holdings I, Inc. (1%).
(3)  Limited Partnership: TXU Communications Transport
     Company (2.34%).
(4)  Limited Partnership: TXU Communications Transport Company (18%).
(5)  Limited Partnership: TXU Communications Transport Company (17%).
(6)  Limited Partnership: TXU Communications Transport Company (18%).
(7)  12.93% owned by TXU Development Company.
(8)  13.5% owned by TXU Europe Power Limited.
(9)  20% ($2.5M) membership interest owned by TXU Energy Trading Company.
(10) 49% joint venture interest owned by Enserch International Limited.
(11) 5.55% owned by TXU UK Limited and 5.55% owned by Norweb Energi Limited


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